SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 FORM 8-K


                              CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                              October 1, 2003
                              ---------------
                               Date of Report
                      (Date of Earliest Event Reported)

                            BRENEX OIL CORPORATION
                     dba CINEMAELECTRIC, INC.
                           ------------------------
       (Exact Name of Registrant as Specified in its Charter)

    Utah                  000-32205               87-0666021
    ----                  ---------               ----------
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
 Jurisdiction)

                   1201 W. Fifth Street, Suite M-130
                     Los Angeles, California  90017
                     ------------------------------
                 (Address of Principal Executive Offices)

                            (213) 534-3400
                            --------------
                     Registrant's Telephone Number

                    4685 South Highland Drive, #202
                      Salt Lake City, Utah 84117
                      --------------------------
        (Former Name or Former Address if changed Since Last Report)

Item 1.   Changes in Control of Registrant.
          ---------------------------------

     (a) Effective as of October 1, 2003, an Agreement and Plan of Reorganization (the "Reorganization Agreement") was executed by and among Brenex Oil Corporation (the "Company"); Brenex Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company("Acquisition Co."); CinemaElectric, Inc., a Delaware corporation ("CinemaElectric"); and James F. Robinson, the "Principal Stockholder" of CinemaElectric. A summary of the principal terms of the Reorganization Agreement is outlined below. Pursuant to the Reorganization Agreement, Acquisition Co. merged with and into CinemaElectric, with CinemaElectric being the surviving corporation and a wholly-owned subsidiary of the Company.


          By virtue of (i) the percentage of the Company acquired under the Reorganization Agreement by the CinemaElectric stockholders (the "CinemaElectric Stockholders"); and (ii) the subsequent resolutions of the Board of Directors that provided for (a) the election of certain current directors of CinemaElectric to the Board of Directors of the Company; (b) the appointment of certain current officers of CinemaElectric as officers of the Company; and (c) the resignations of the current directors and executive officers of the Company, in seriatim, the Reorganization Agreement is deemed to have involved a "change of control" of the Company.

          The source of the consideration used by the CinemaElectric Stockholders to acquire their respective interests in the Company was the exchange of common stock of CinemaElectric.

          The primary basis of the "control" by the CinemaElectric Stockholders is stock ownership and/or management positions.

     The principal terms of the Reorganization Agreement were:

     1. Each share of issued and outstanding common stock of CinemaElectric (the "CinemaElectric Shares") was, upon the effective date of the Reorganization Agreement, converted into and exchanged for the number of shares of the Company's common stock as set forth in the Reorganization Agreement or an aggregate of 16,666,667 shares of the Company's common stock. All shares of common stock of the Company issued in exchange for the CinemaElectric Shares shall be "restricted securities" that are not publicly freely tradeable except in accordance with the applicable provisions of the Securities Act of 1933, as amended (the "Securities Act"), and/or the general rules and regulations of the Securities and Exchange Commission promulgated thereunder;

     2. Each outstanding option or warrant of CinemaElectric to acquire common stock of CinemaElectric (the "CinemaElectric Options and Warrants") was, upon the effective date of the Reorganization Agreement, converted into and exchanged for like options and warrants of the Company to acquire common stock of the Company as set forth in the Reorganization Agreement, and a sufficient number of shares of the Company's authorized common stock was reserved for issuance in the event of the exercise of such options and warrants. All shares of common stock of the Company underlying such options and warrants shall be "restricted securities" that are not publicly freely tradeable except in accordance with the applicable provisions of the Securities Act, and/or the general rules and regulations of the Securities and Exchange Commission promulgated thereunder;

     3. At closing (the "Closing"), James F. Robinson (the "Principal Stockholder"), the current President and CEO of CinemaElectric, executed a five year employment agreement, to serve as Chief Executive Officer of the Company and in addition to any other consideration therein received an option to purchase 2,500,000 shares of the Company's common stock at an exercise price of $0.01 per share. A sufficient number of shares of the Company's authorized common stock was reserved for issuance in the event of the exercise of such option. All shares of common stock of the Company underlying such option shall be "restricted securities" that are not publicly freely tradeable except in accordance with the applicable provisions of the Securities Act, and/or the general rules and regulations of the Securities and Exchange Commission promulgated thereunder. The shares underlying this option have "piggy back" registration rights on any registration statement filed by the Company with the Securities and Exchange Commission, excluding, however, any registration statement filed on Form S-4 and S-8, and Form S-3, unless the latter form is available for the registration of such securities;

     4. As partial consideration for the indemnification rights provided to CinemaElectric under the Reorganization Agreement, the Company granted Jenson Services, Inc., a Utah corporation and financial consulting firm to the Company that may be deemed to be an "affiliate" of the Company ("Jenson Services"), an option to acquire 1,000,000 shares of the Company's common stock at an exercise price of $0.01 per share that can be exercised at any time for a period of one year from the Closing of the Reorganization Agreement, with a sufficient number of shares of the Company's authorized common stock being reserved for issuance in the event of the exercise of such option. All shares of common stock of the Company underlying such option shall be "restricted securities" that are not publicly freely tradeable except in accordance with the applicable provisions of the Securities Act, and/or the general rules and regulations of the Securities and Exchange Commission promulgated thereunder. The shares underlying this option have "piggy back" registration rights on any registration statement filed by the Company with the Securities and Exchange Commission, excluding, however, any registration statement filed on Forms S-4 and S-8, and Form S-3, unless the latter form is available for the registration of such securities;

     5. That the Company issue Universal Communication Systems, Inc., a Nevada Corporation ("Universal"), 1,666,667 shares of its common stock pursuant to the terms of that certain non-binding Letter of Intent between Universal and CinemaElectric dated April 29, 2003, which was assigned to the Company as part of the Closing of the Reorganization Agreement. All shares of common stock of the Company issued to Universal shall be "restricted securities" that are not publicly freely tradeable except in accordance with the applicable provisions of the Securities Act, and/or the general rules and regulations of the Securities and Exchange Commission promulgated thereunder;

     6. Certain principal stockholders and the directors and executive officers of the Company were required to execute and deliver a Lock-Up/Leak-Out Agreement (the "Lock-Up Agreement") pursuant to which each such person or entity signing the Lock-Up Agreement agreed, among other things, to a 90 day blackout period from the Closing of the Reorganization Agreement during which no sales of any of the Company's common stock owned would be made, and that following the expiration of the 90 day blackout period, each shareholder would be allowed to sell 1/12th of such shareholder's shares of common stock per month during the remaining twelve months of the lock-up/leak-out period, on a cumulative basis, meaning that if no common stock is sold during one month while common stock was qualified to be sold, up to 2/12ths of such shareholder's shares of common stock could be sold in the next successive month and so forth. All sales are required to be made in "broker's transactions" as that terms is defined in Rule 144 of the Securities and Exchange Commission. Each shareholder has agreed that all sales will be made at no less than the best "asked" prices, and no sales will be made at the "bid" prices for the common stock of the company.

     7. Following the Closing of the Reorganization Agreement, Brenex filed an application with the State of Utah to conduct business under the name "CinemaElectric, Inc."; and

     8. The designation of the directors and executive officers nominated by the CinemaElectric Stockholders as directors and executive officers of Brenex, with the resignation of the pre-Reorganization Agreement directors and executive officers, in seriatim.

     On the Closing of the Reorganization Agreement, and excluding the securities to be exchanged for the CinemaElectric common stock and the shares issued to Universal, the outstanding common stock of the Company amounted to approximately 16,007,460 shares or approximately 46.6% of the post-Reorganization Agreement outstanding common stock of the Company. Pursuant to the Reorganization Agreement, 16,666,667 shares of the Company were issued to the stockholders of CinemaElectric, pro rata, in exchange for all of their outstanding shares of common stock of CinemaElectric on the basis of
1.503228348 shares for each share of CinemaElectric common stock owned, or approximately 48.5% of the post-Reorganization Agreement outstanding common stock.

     Additionally, 1,666,667 shares of the Company's common stock were issued to Universal, pursuant to the terms of a non-binding Letter of Intent between Universal and CinemaElectric dated April 29, 2003, which had been assigned to the Company as part of the Closing of the Reorganization Agreement.

     Accordingly, there will be 34,340,794 post-Reorganization Agreement outstanding shares of common stock of the Company.

     A copy of the Reorganization Agreement, including all material exhibits and related instruments, accompanies this Current Report, which, by this reference, is incorporated herein; the foregoing summary is modified in its entirety by such reference. See Item 7, Exhibits 2.1, 99.1 and 99.2.

     (b)(i) To the knowledge of management and based upon a review of the stock ledger maintained by the Company's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who owned more than five percent of the Company's common stock prior to the Closing of the Reorganization Agreement, and the share holdings of the then members of management:

Name                          Positions Held      Shares Owned          %
----                          --------------      ------------         ---

Thomas J. Howells             President and           500,010          3.1%
                              Director

Cecil C. Wall                 Vice President       12,462,105         77.9%
                              and Director

Kathleen L. Morrison          Secretary and                 0           0
                              Director
                                                   ----------        -------

Totals:                                            12,962,115         81.0%

     (b)(ii) To the knowledge of management and based upon a review of the stock ledger maintained by the Company's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who owned more than five percent of the Company's common stock following the Closing of the Reorganization Agreement, and the share holdings of the new members of management:

Name                           Positions Held       Shares Owned        %
----                           --------------       -------------      ----

James F. Robinson              President, CEO       11,519,370 (1)     33.5%
                               and Director

John D. Beard                  Director                351,296          1.0%

Steven Barnes                  COO, Secretary          748,885 (2)      2.2%
                               and Director


Tagy Aboutorabian              Controller              328,101 (3)       1.0%

Cecil C. Wall                  Stockholder          12,462,105          37.7%

Jerre M. Freeman, M.D.         Stockholder           2,370,482           6.9%
                                                    ----------          -----

Totals:                                             27,780,239          80.9%

     (1) Consists of 9,019,370 shares of common stock and an option to acquire 2,500,000 shares of common stock at an exercise price of $0.01 per share.

     (2) Consists of an option to acquire 748885 shares of common stock at an exercise price of $0.05 per share.

     (3) Consists of an option to acquire 437,468 shares of common stock of which 75% of such amount is vested as of the date of this Current Report. The balance vests on July 31, 2004. The exercise price of such option is $0.05 per share.

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------

     (a)  See Item 1.

     The consideration exchanged under the Reorganization Agreement was negotiated at "arms length," and the directors of the Company used criteria used in similar uncompleted proposals involving the Company in the past, including the relative value of the assets of Brenex in comparison to those of CinemaElectric; CinemaElectric's present and past business operations; the future potential of CinemaElectric; its management; and the potential benefit to the stockholders of Brenex. The directors determined that the consideration for the exchange was reasonable, under these circumstances.

     No director, executive officer or five percent or more stockholder of the Company had any direct or indirect interest in CinemaElectric or the CinemaElectric Stockholders prior to the completion of the Reorganization Agreement; similarly, no nominee to become a director or any CinemaElectric Stockholder or any beneficial owner of any CinemaElectric Stockholder had any interest in the Company prior to the Closing of the Reorganization Agreement.

     (b) The Company is a successor to and intends to continue the business operations intended to be conducted by CinemaElectric.

Item 3.   Bankruptcy or Receivership.
          ---------------------------

     None, not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

     None, not applicable.

Item 5.   Other Events and Regulation FD Disclosure.
          ------------------------------------------

     On September 4, 2003, the Company effected a forward split of its outstanding common stock on the basis of fifteen shares for each one share owned of the Company's common stock, such forward split to be effected by a mandatory exchange of certificates. The Board of Directors unanimously consented to the forward split. Pursuant to the laws of the State of Utah, stockholder approval was not required.

Item 6.   Resignations of Registrant's Directors.
          ---------------------------------------

     Pursuant to the Reorganization Agreement, the current officers and directors of CinemaElectric were designated to serve on the Board of Directors of the Company and as executive officers of the Company until the next respective annual meetings of the stockholders and the Board of Directors and until their respective successors are elected and qualified or until their prior resignations or terminations. Effective on October 1, 2003, they were:
James F. Robinson (CEO, President and Director); John D. Beard (Director); Steven Barnes (COO, Secretary and Director) and Tagy Aboutorabian (Controller). The directors and executive officers of the Company resigned, in seratim, on Closing of the Reorganization Agreement.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.
          ---------

          (a)  Financial Statements of Businesses Acquired.

             These financial statements will be provided as soon as they are available, but within 75 days from the date of this Current Report or on or before December 15, 2003.

          (b)  Pro Forma Financial Information.

             These pro forma financial statements will be provided as soon as they are available, but within 75 days from the date of this Current Report or on or before December 15, 2003.

          (c) Exhibits.

          Attached:
          ---------

          10.1     Agreement and Plan of Reorganization

          10.2     Lock-Up/Leak-Out Agreement

          10.3     Escrow Agreement

Item 8.   Change in Fiscal Year.
          ----------------------

          None; not applicable.

Item 9.   Regulation FD Disclosure.
          -------------------------

          See the FD 8-K Current Report dated October 1, 2003, which was filed with the Securities and Exchange Commission.






                                 SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BRENEX OIL CORPORATION


Date: 10/15/03                           /s/ James F. Robinson
      --------                          ------------------------
                                        James F. Robinson
                                        Director, CEO and President